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                                     EXHIBIT 1


                               JOINT FILING AGREEMENT

Loews Corporation, CNA Financial Corporation, The Continental Corporation, Firemen's Insurance Company of Newark, New Jersey and National-Ben Franklin Insurance Company of Illinois each hereby agree that the Schedule 13D filed herewith, and any amendments that may be filed thereto, relating to the acquisition or disposition of shares of common stock of Cyanotech Corporation or other securities convertible into shares of common stock of Cyanotech Corporation, is filed jointly on behalf of each such person.

Dated:  August 23, 1995

                                             LOEWS CORPORATION

                                             BY: /S/ BARRY HIRSCH
                                                ------------------------
                                                Barry Hirsch
                                                Senior Vice President and
                                                Secretary

                                             CNA FINANCIAL CORPORATION

                                             BY:/S/ DONALD M. LOWRY
                                                ------------------------
                                                Donald M. Lowry
                                                Senior Vice President,
                                                Secretary and General
                                                Counsel

                                             THE CONTINENTAL CORPORATION

                                             BY:/S/ DONALD M. LOWRY
                                                ------------------------
                                                Donald M. Lowry
                                                Senior Vice President,
                                                Secretary and General
                                                Counsel

                                             FIREMEN'S INSURANCE COMPANY OF
                                                   NEWARK, NEW JERSEY

                                             BY:/S/ DONALD M. LOWRY
                                                ------------------------
                                                Donald M. Lowry
                                                Senior Vice President,
                                                Secretary and General
                                                Counsel
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                                             NATIONAL-BEN FRANKLIN INSURANCE
                                                   COMPANY OF ILLINOIS

                                             BY:/S/ DONALD M. LOWRY
                                                ------------------------
                                                Donald M. Lowry
                                                Senior Vice President,
                                                Secretary and General
                                                Counsel